UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2008

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Agreement.

On April 28, 2008, MarkWest Energy Partners L.P. (the “Partnership”) entered into a Purchase Agreement, dated April 28, 2008 (the “Purchase Agreement”), among the Partnership, its wholly-owned subsidiary, MarkWest Energy Finance Corporation (“Finance Corp” and together with the Partnership, the “Issuers”), certain subsidiary guarantors named therein (the “Guarantors”) and J.P. Morgan Securities Inc., RBC Capital Markets Corporation and Wachovia Capital Markets, LLC, as representatives of the several initial purchasers, relating to the sale and issuance of $100,000,000 in aggregate principal amount of the Issuers’ 8¾% senior unsecured notes due 2018 (the “Senior Notes”).  The Senior Notes are being offered as additional debt securities under an indenture (the “Indenture”)  pursuant to which the Issuers issued $400,000,000 in aggregate principal amount of our 8¾% Senior Notes due 2018 on April 15, 2008 (the “Existing Senior Notes”).

On May 1, 2008, the Issuers entered into a Registration Rights Agreement, dated May 1, 2008 (the “Registration Rights Agreement”), among the Issuers, the Guarantors and J.P. Morgan Securities Inc., RBC Capital Markets Corporation and Wachovia Securities LLC, as representatives of the several initial purchasers, each relating to the Senior Notes.  Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors will use their reasonable best efforts to file a registration statement with the SEC with respect to an offer to exchange the Existing Senior Notes and the Senior Notes for substantially identical notes that are registered under the Securities Act.  The Issuers and Guarantors have agreed that the exchange offer will be completed within six months of April 15, 2008, the closing date of the Existing Senior Notes private placement.  Under some circumstances, in lieu of a registered exchange offer, the Issuers and the Guarantors have agreed to file a shelf registration statement with respect to the Existing Senior Notes and Senior Notes and to use their reasonable best efforts to keep the shelf registration statement effective until the earlier of the period specified in Rule 144 for the Existing Senior Notes and Senior Notes to become unrestricted securities or the sale pursuant to the shelf registration statement of all of the Existing Senior Notes and Senior notes registered thereunder. The Issuers and the Guarantors are required to pay additional interest if they fail to comply with their obligations to register the Existing Senior Notes and Senior Notes within the specified time periods.

The description set forth above is qualified in its entirety by the Indenture, which was included as an exhibit to our Current Report on Form 8-K filed on April 15, 2008, and the Registration Rights Agreement, which is filed herewith as Exhibit 4.1.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

ITEM 8.01.  Other Events.

On April 28, 2008, the Partnership issued a press release announcing the offering and the pricing of the Senior Notes.  A copy of the Partnership’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

ITEM 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
4.1

Registration Rights Agreement dated as of May 1, 2008 among MarkWest Energy Partner, L.P., MarkWest Energy Finance Corporation, and the several guarantors named therein, and J.P. Morgan Securities Inc., RBC Capital Markets Corporation and Wachovia Securities LLC, as representatives of the several underwriters named therein.

99.1	Press release dated April 28, 2008, announcing offering and pricing of private placement of senior notes.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: May 1, 2008	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1

Registration Rights Agreement dated as of May 1, 2008 among MarkWest Energy Partner, L.P., MarkWest Energy Finance Corporation, and the several guarantors named therein, and J.P. Morgan Securities Inc., RBC Capital Markets Corporation and Wachovia Securities LLC, as representatives of the several underwriters named therein.

99.1	Press release dated April 28, 2008, announcing offering and pricing of private placement of senior notes.